UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2019 (September 11, 2019)
AG Mortgage Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 26th floor
New York, New York 10167
(Address of principal executive offices)
Registrant's telephone number, including area code: (212) 692-2000

Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	MITT	New York Stock Exchange (NYSE)
8.25% Series A Cumulative Redeemable Preferred Stock	MITT PrA	New York Stock Exchange (NYSE)
8.00% Series B Cumulative Redeemable Preferred Stock	MITT PrB	New York Stock Exchange (NYSE)
8.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	MITT PrC	New York Stock Exchange (NYSE)

Item 1.01.	Entry into a Material Definitive Agreement

On September 11, 2019, the Company and AG REIT Management, LLC entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Keefe, Bruyette & Woods, Inc. as representatives of the several underwriters named on Schedule A to the Underwriting Agreement (the “Underwriters”), relating to the issuance and sale of 4,000,000 shares of Series C Preferred Stock (as defined below). Pursuant to the Underwriting Agreement, the Company granted the Underwriters an option for 30 days to purchase up to 600,000 additional shares of Series C Preferred Stock on the same terms and conditions, which option the Underwriters exercised in full on September 13, 2019. The closing of the offering, which is subject to customary closing conditions, is expected to occur on September 17, 2019.

The shares of Series C Preferred Stock will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-224629), which was declared effective by the Securities and Exchange Commission on May 22, 2018.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference. The description of the Underwriting Agreement contained herein is qualified in its entirety by the full text of such exhibit.

In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibit 5.1 hereto the opinion of its counsel, Saul Ewing Arnstein & Lehr LLP as to the legality of the Series C Preferred Stock.

Item 3.03.	Material Modification to Rights of Security Holders

On September 13, 2019, AG Mortgage Investment Trust, Inc. (the “Company”) filed Articles Supplementary (the “Articles Supplementary”) with the Maryland State Department of Assessments and Taxation to designate 4,600,000 shares of the Company’s authorized but unissued preferred stock, $0.01 par value per share, as shares of Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, with the powers, designations, preferences and other rights as set forth therein (the “Series C Preferred Stock”). The Articles Supplementary became effective upon filing on September 13, 2019.

The Articles Supplementary provide that the Company will pay, when and if authorized by the Board of Directors of the Company, cumulative cash dividends (i) from and including the original issue date to, but excluding, September 17, 2024 at a fixed rate equal to 8.000% of the $25.00 liquidation preference (equivalent to $2.00 per annum per share) and (ii) from and including September 17, 2024, at a floating rate equal to Three-Month LIBOR plus a spread of 6.476% per annum. Dividends will be payable quarterly in arrears, on the 17th day of each March, June, September and December beginning on December 17, 2019 (provided that if any dividend payment date is not a business day, then the dividend which would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day) and shall be cumulative from, and including September 17, 2019, the expected date of original issuance.

The Series C Preferred Stock ranks senior to the Company's common stock, with respect to the payment of dividends and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

The Series C Preferred Stock is not redeemable by the Company prior to September 17, 2024, except under circumstances intended to preserve the Company’s qualification as a real estate investment trust (“REIT”) for U.S. federal income tax purposes and except upon the occurrence of a Change of Control (as defined in the Articles Supplementary). On and after September 17, 2024, the Company may, at its option, redeem the Series C Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price equal to $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the date fixed for redemption.

In addition, upon the occurrence of a Change of Control, the Company may, at its option, redeem the Series C Preferred Stock, in whole or in part, within 120 days after the first date on which such Change of Control occurred, for cash at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the date fixed for redemption.

The Series C Preferred Stock has no stated maturity, is not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into the Company’s common stock in connection with a Change of Control by the holders of Series C Preferred Stock.

Upon the occurrence of a Change of Control, each holder of Series C Preferred Stock will have the right (unless the Company has exercised its right to redeem the Series C Preferred Stock in whole or in part, as described above, prior to the Change of Control Conversion Date (as defined in the Articles Supplementary)) to convert some or all of the Series C Preferred Stock held by such holder on the Change of Control Conversion Date into a number of shares of the Company’s common stock per share of Series C Preferred Stock determined by a formula, in each case, on the terms and subject to the conditions described in the Articles Supplementary, including provisions for the receipt, under specified circumstances, of alternative consideration.

There are restrictions on ownership of the Series C Preferred Stock intended to preserve the Company’s qualification as a REIT. Except under limited circumstances, holders of the Series C Preferred Stock have no voting rights.

A copy of the Articles Supplementary and form of Series C Preferred Stock Certificate are filed as Exhibits 3.1 and 4.1, respectively, to this report, and the information in the Articles Supplementary is incorporated into this Item 3.03 by reference. The description of the terms of the Articles Supplementary in this Item 3.03 is qualified in its entirety by reference to Exhibit 3.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth above under Item 3.03 of this report is hereby incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement, dated September 11, 2019, by and among AG Mortgage Investment Trust, Inc., AG REIT Management, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Keefe, Bruyette & Woods, Inc.

3.1
Articles Supplementary of 8.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, incorporated by reference to Exhibit 3.5 to AG Mortgage Investment Trust, Inc.'s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on September 16, 2019.

4.1
Specimen 8.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock Certificate, incorporated by reference to Exhibit 3.9 to AG Mortgage Investment Trust, Inc.'s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on September 16, 2019.

5.1	Opinion of Saul Ewing Arnstein & Lehr LLP with respect to the legality of the shares.

23.1	Consent of Saul Ewing Arnstein & Lehr LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG MORTGAGE INVESTMENT TRUST, INC.

Date: September 16, 2019	By:	/s/ RAUL E. MORENO
Name: Raul E. Moreno
Title: General Counsel and Secretary